UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020 (May 4, 2020)

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Angel Court

10th Floor

London, EC2R 7HJ

United Kingdom

(Address of principal executive offices)

011-44-020-305-74300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	DLPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐.

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Credit Agreement

On May 4, 2020, Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company”), entered into an Amendment No. 2 (the “Second Amendment”) to its Credit Agreement, dated as of September 7, 2017 as amended by a First Amendment dated February 10, 2020, among the Company, the Company’s wholly-owned subsidiary Delphi Powertrain Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). The Credit Agreement is described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 that was filed with the US Securities and Exchange Commission on February 13, 2020.

The Second Amendment, amends the Credit Agreement to, among other things: (i) adjust the applicable interest rate margins for the Term Loan A Facility so that the applicable interest rate margins will increase or decrease from time to time between 2.00% and 2.75% per annum (for LIBOR loans) and between 1.00% and 1.75% per annum (for ABR Loans), in each case based upon changes to the Company’s corporate credit ratings; (ii) adjust the applicable interest rate margins for the Revolving Credit Facility so that the applicable interest rate margins will increase or decrease from time to time between 1.80% and 2.25% per annum (for LIBOR loans) and between 0.80% and 1.25% per annum (for ABR loans), in each case based upon changes to the Company’s corporate credit ratings; (iii) provide that in lieu of the Company maintaining a consolidated net leverage ratio, the Company must maintain a consolidated secured leverage ratio as of the last day of any fiscal quarter from March 31, 2020 through December 31, 2021 of not greater than 4.25 to 1.00 stepping down by 0.5 every quarter starting the quarter ending June 30, 2021; (iv) provide that the Company must maintain a consolidated net leverage ratio of 4.0 to 1.00 as of the last day of any fiscal quarter ending after December 31, 2021; and (v) include or revise certain definitions and certain customary representation, warranties and acknowledgments.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second Amendment, a copy of which will be filed with the U.S. Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2020.

Amendment and Consent Agreement

As previously disclosed, the Company, entered into a Transaction Agreement, dated January 28, 2020 (the “Transaction Agreement”), by and between the Company and BorgWarner Inc., a Delaware corporation (“BorgWarner”), pursuant to which BorgWarner, or one of its subsidiaries, will acquire the Company in an all-stock transaction (the “Transaction”). Also as previously disclosed, in response to the Company’s draw down on its full $500 million revolving credit facility on March 30, 2020 (the “Revolver Draw”), BorgWarner notified the Company of its assertion that the Company materially breached the Transaction Agreement as a result of effecting the Revolver Draw without BorgWarner’s prior written consent and also asserted that, if such alleged breach was not cured within 30 days of the Revolver Draw, BorgWarner would have the right to terminate the Transaction Agreement. The Company disputed BorgWarner’s breach assertion on the basis that, among other things, BorgWarner unreasonably withheld and conditioned its consent to the Revolver Draw, in material breach of the Transaction Agreement.

On May 6, 2020, the Company and BorgWarner resolved their breach dispute by entering into an Amendment and Consent Agreement (the “Amendment and Consent Agreement”) pursuant to which, among other things, BorgWarner consented to the Revolver Draw and certain other matters, subject to the terms and conditions contained in the Amendment and Consent Agreement. The Amendment and Consent Agreement also amends the Transaction Agreement to (a) reduce the exchange ratio at which each Company ordinary share will be exchanged from 0.4534 shares of BorgWarner common stock to 0.4307 shares of BorgWarner common stock and (b) include the following additional conditions to BorgWarner’s obligations to close the Transaction: (i) the Company has satisfied a specified net-debt-to-adjusted EBITDA ratio, and (ii) as of 11:59 p.m. (New York time) on the date immediately prior to the closing of the Transaction, the Company’s outstanding revolver borrowings do not exceed $225 million and, net of cash balances, the revolver borrowings do not exceed $115 million. Other than as set forth in the Amendment and Consent Agreement, no additional changes or waivers with respect to the Transaction Agreement and the obligations thereunder were made, granted or consented to by the Company and BorgWarner and the Transaction Agreement remains in full force and effect in all respects. The Transaction is expected to close in the second half of 2020.

The foregoing description of the Amendment and Consent Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment and Consent Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On May 6, 2020, the Company and BorgWarner issued a joint press release announcing the execution of the Amendment and Consent Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2020, the Company issued a press release reporting its financial results for the first quarter ended March 31, 2020. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. The press release and teleconference visual presentation are available on the Company’s website at delphi.com.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filings.

No Offer or Solicitation

This communication is being made in respect of the proposed Transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

The Company, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Company shareholders in respect of the proposed Transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on March 11, 2020 (the “preliminary proxy statement”) and will be set forth in a definitive proxy statement and any other relevant documents to be filed with the SEC. You can find information about the Company’s directors and executive officers in its Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Transaction. In connection with the proposed Transaction, the Company filed with the SEC the preliminary proxy statement, and the Company will file with the SEC and furnish to its shareholders a definitive proxy statement on Schedule 14A and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Company shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed Transaction or incorporated by reference in the proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the proposed Transaction and the parties to the proposed Transaction.

Investors are able to obtain free of charge the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the preliminary proxy statement, the definitive proxy statement and the Company’s and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act, as amended, are available free of charge through the Company’s and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, the Company’s or BorgWarner’s respective current views with respect to future events, including the proposed Transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed Transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s or BorgWarner’s respective operations and business environment, which may cause the actual results of the Company or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or the Company’s or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed Transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the proposed Transaction; adverse effects on the market price of Company ordinary shares or BorgWarner shares of common stock and on the Company’s or BorgWarner’s operating results because of a failure to complete the proposed Transaction; failure to realize the expected benefits of the proposed Transaction; failure to promptly and effectively integrate the Company’s businesses; negative effects relating to the announcement of the proposed Transaction or any further announcements relating to the proposed Transaction or the consummation of the proposed Transaction on the market price of Company ordinary shares or BorgWarner shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed Transaction; general economic and business conditions that affect the combined company following the consummation of the proposed Transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond the Company’s or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020.

The Company’s and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to the Company, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed Transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Company shareholders are advised to read carefully the formal documentation in relation to the proposed Transaction once the proxy statement and other relevant documents have been dispatched.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Second Amendment set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment and Consent Agreement, dated May 6, 2020, by and between Delphi Technologies PLC and BorgWarner Inc.

99.1	Joint Press Release, dated May 6, 2020

99.2	Press Release, dated May 6, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	DELPHI TECHNOLOGIES PLC

	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

5